UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events

Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), will enter into an indenture with a trustee for each series of debt securities issued after the date hereof pursuant to its registration statement on Form S-3 (File No. 333-207762) (the “Registration Statement”).  Each indenture will be subject to, and governed by, the Trust Indenture Act of 1939, as amended.  Unless otherwise expressly stated in the applicable prospectus supplement included in the Registration Statement, each series of debt securities will be issued under an indenture among the Company, Alexandria Real Estate Equities, L.P., as guarantor, and Branch Banking and Trust Company, a North Carolina banking corporation, as trustee (the “Trustee”).  A copy of the form of indenture with the Trustee is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein.  A copy of the Trustee’s statement of eligibility on Form T-1 is filed as Exhibit 25.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(d)                              Exhibits

4.1

Form of Indenture relating to debt securities issued by Alexandria Real Estate Equities, Inc. and guaranteed by Alexandria Real Estate Equities, L.P. with Branch Banking and Trust Company acting as trustee.

25.1	Statement of Eligibility on Form T-1 of Branch Banking and Trust Company under the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: February 22, 2017	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer